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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Fidelity National Financial, Inc.:

     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/ KPMG PEAT MARWICK LLP

Los Angeles, California
June 24, 1998